Exhibit 99.1

(1)  Dr. Philippe Chambon ("Chambon"), in his capacity as a member of the investment committees of DLJCC (as defined below) and of DLJLBO (as defined below), may be deemed to beneficially own the shares as to which this Form 4 relates. Dr. Chambon disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

Sprout Capital IX, L.P. ("Sprout IX"), Sprout Capital VIII, L.P. ("Sprout VIII"), Sprout Capital VII, L.P. ("Sprout VII"), Sprout CEO Fund, L.P. ("Sprout CEO"), Sprout Entrepreneurs Fund, L.P. ("Sprout Entrepreneurs"), Sprout IX Plan Investors, L.P. ("IX Plan"), Sprout Plan Investors, L.P. ("Plan Investors"), Sprout Venture Capital, L.P. ("Sprout Venture") and DLJ ESC II, L.P. ("ESC II") are Delaware limited partnerships which make investments for long term appreciation. DLJ Capital Corporation ("DLJCC"), a Delaware corporation acts as a venture capital partnership management company. DLJCC is also the general partner of Sprout CEO, Sprout Entrepreneurs and Sprout Venture. DLJCC is also the managing general partner of Sprout IX, Sprout VIII, Sprout VII and, as such, is responsible for their day-to-day management. DLJCC makes all of the investment decisions on behalf of Sprout IX, Sprout VIII, Sprout VII, Sprout CEO, Sprout Entrepreneurs and Sprout Venture. DLJ Associates IX, L.P. ("Associates IX"), a Delaware limited partnership, is a general partner of Sprout IX and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout IX. DLJ Capital Associates IX, Inc. ("DLJCA IX"), a Delaware corporation, is the managing general partner of Associates IX. DLJ Associates VIII, L.P. ("Associates VIII"), a Delaware limited partnership, is a general partner of Sprout VIII and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout VIII. DLJ Capital Associates VIII, Inc. ("DLJCA VIII"), a Delaware corporation, is the managing general partner of Associates VIII. DLJ Associates VII, L.P. ("Associates VII"), a Delaware limited partnership, is a general partner of Sprout VII and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout VII. DLJ Capital Associates VII, Inc. ("DLJCA VII"), a Delaware corporation, is the managing general partner of Associates VII. Dr. Chambon is a limited partner of Associates IX, Associates VIII and Associates VII. DLJ LBO Plans Management Corporation II ("DLJLBO"), a Delaware corporation, is the general partner of IX Plan and Plan Investors and, as such, is responsible for each of their day-to-day management. DLJLBO makes all of the investment decisions on behalf of IX Plan and Plan Investors.

(2) Includes  (i) 126,051 shares of Common Stock sold by Sprout VIII, (ii) 49,657 shares of Common Stock sold by Sprout VII, (iii) 578 shares of Common Stock sold by Sprout CEO, (iv) 2,823 shares of Common Stock sold by Plan Investors, (v) 7,565 shares of Common Stock sold by Sprout Venture, (vi) 8,101 shares of Common Stock sold by ESC II and (vii) 9,698 shares of Common Stock sold by DLJCC.

(3) Includes  (i) 2,347,185 shares of Common Stock held directly by Sprout VIII, (ii) 924,648 shares of Common Stock held directly by Sprout VII, (iii) 10,761 shares of Common Stock held directly by Sprout CEO, (iv) 52,557 shares of Common Stock held directly by Plan Investors, (v) 140,870 shares of Common Stock held directly by Sprout Venture, (vi) 150,849 shares of Common Stock held directly by ESC II, (vii) 2,768,323 shares of Common Stock held directly by Sprout IX, (viii) 11,030 shares of Common Stock held directly by Sprout Entrepreneurs, (ix) 131,474 shares of Common Stock held directly by IX Plan, (x)180,585 shares of Common Stock held directly by DLJCC and (xi) 33,551 shares of Common Stock held directly by Chambon.

(4) Includes  (i) 80,265 shares of Common Stock sold by Sprout VIII, (ii) 31,619 shares of Common Stock sold by Sprout VII, (iii) 368 shares of Common Stock sold by Sprout CEO, (iv) 1,797 shares of Common Stock sold by Plan Investors, (v) 4,817 shares of Common Stock sold by Sprout Venture, (vi) 5,158 shares of Common Stock sold by ESC II and (vii) 6,176 shares of Common Stock sold by DLJCC.

(5) Includes  (i) 2,266,920 shares of Common Stock held directly by Sprout VIII, (ii) 893,029 shares of Common Stock held directly by Sprout VII, (iii) 10,393 shares of Common Stock held directly by Sprout CEO, (iv) 50,760 shares of Common Stock held directly by Plan Investors, (v) 136,053 shares of Common Stock held directly by Sprout Venture, (vi) 145,691 shares of Common Stock held directly by ESC II, (vii) 2,768,323 shares of Common Stock held directly by Sprout IX, (viii) 11,030 shares of Common Stock held directly by Sprout Entrepreneurs, (ix) 131,474 shares of Common Stock held directly by IX Plan, (x)174,409 shares of Common Stock held directly by DLJCC and (xi) 33,551 shares of Common Stock held directly by Chambon.

(6) Includes  (i) 30,084 shares of Common Stock sold by Sprout VIII, (ii) 11,851 shares of Common Stock sold by Sprout VII, (iii) 138 shares of Common Stock sold by Sprout CEO, (iv) 674 shares of Common Stock sold by Plan Investors, (v) 1,806 shares of Common Stock sold by Sprout Venture, (vi) 1,933 shares of Common Stock sold by ESC II and (vii) 2,314 shares of Common Stock sold by DLJCC.

(7) Includes  (i) 2,236,836 shares of Common Stock held directly by Sprout VIII, (ii) 881,178 shares of Common Stock held directly by Sprout VII, (iii) 10,255 shares of Common Stock held directly by Sprout CEO, (iv) 50,086 shares of Common Stock held directly by Plan Investors, (v) 134,247 shares of Common Stock held directly by Sprout Venture, (vi) 143,758 shares of Common Stock held directly by ESC II, (vii) 2,768,323 shares of Common Stock held directly by Sprout IX, (viii) 11,030 shares of Common Stock held directly by Sprout Entrepreneurs, (ix) 131,474 shares of Common Stock held directly by IX Plan, (x) 172,095 shares of Common Stock held directly by DLJCC and (xi) 33,551 shares of Common Stock held directly by Chambon.